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                                                             EXHIBIT 10.2(b)(2)
                                                             ------------------

                                EKCO GROUP, INC.
                                   SCHEDULE TO
           FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT
                       DATED SEPTEMBER 8, 1987, AS AMENDED


     Each of the following employees and former employees of the Company has a Non-Qualified Stock Option and Repurchase Agreement, as amended, with the Company dated September 8, 1987 which covers the following number of shares of the Company's Common Stock pursuant to the Company's 1987 Stock Option Plan which is identical in form to the foregoing Form of Non-Qualified Stock Option and Repurchase Agreement, as amended, except as to the number of shares:

                                  No. of
                                  Shares
Name and Position                 Granted
-----------------                 -------

Brian R. McQuesten                 30,000
Vice President &
Controller

Linda R. Millman                   30,000
Associate General
Counsel & Asst.
Secretary

Jeffrey A. Weinstein              120,000
Executive Vice Presi-
dent, Secretary &
General Counsel